Exhibit 99.2

This Statement on Form 4 is filed by: (i) AESI (Holdings) II, L.P., (ii) Apollo European Strategic Management, L.P., (iii) Apollo European Strategic Management GP, LLC, (iv) Apollo Centre Street Partnership, L.P., (v) Apollo Centre Street Management, LLC, (vi) Apollo Credit Master Fund Ltd., (vii) Apollo ST Fund Management LLC, (viii) Apollo ST Operating LP, (ix) Apollo ST Capital LLC, (x) ST Management Holdings, LLC, (xi) Apollo Credit Opportunity Fund III AIV I LP, (xii) Apollo Credit Opportunity Management III LLC, (xiii) Apollo Credit Strategies Master Fund Ltd., (xiv) Apollo Franklin Partnership, L.P., (xv) Apollo Franklin Management, LLC, (xvi) Apollo Lincoln Private Credit Fund, L.P., (xvii) Apollo Lincoln Private Credit Management, LLC, (xviii) Apollo Special Opportunities Managed Account, L.P., (xix) Apollo SOMA Advisors, L.P., (xx) Apollo SOMA Capital Management, LLC, (xxi) Apollo SVF Management, L.P., (xxii) Apollo SVF Management GP, LLC, (xxiii) Apollo SPN Investments I (Credit), LLC, (xxiv) Apollo SPN Investments I, L.P., (xxv) Apollo SPN Management, LLC, (xxvi)  SKSI Real Property Holdings Ltd., (xxvii) Apollo SK Strategic Investments, L.P., (xxviii) Apollo SK Strategic Management, LLC, (xxix) Vulcan Holdings, L.P., (xxx) Apollo Advisors VIII, L.P., (xxxi) Apollo Capital Management VIII, LLC, (xxxii) APH Holdings, L.P., (xxxiii) Apollo Principal Holdings III GP, Ltd., (xxxiv) Apollo ANRP Advisors, L.P., (xxxv) Apollo ANRP Capital Management, LLC, (xxxvi) Apollo Principal Holdings I, L.P., (xxxvii) Apollo Principal Holdings I GP, LLC, (xxxviii) Zeus Investments, L.P., (xxxix) Apollo Zeus Strategic Advisors, L.P., (xl) Apollo Zeus Strategic Advisors, LLC, (xli) APH Holdings (DC), L.P., (xlii) Apollo Principal Holdings IV GP, Ltd., (xliii) Apollo Capital Management, L.P., (xliv) Apollo Capital Management GP, LLC, (xlv) Apollo Management Holdings, L.P., and (xlvi) Apollo Management Holdings GP, LLC.

Name of Designated Filer:  Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:  June 12, 2018

Issuer Name and Ticker or Trading Symbol: Warrior Met Coal, Inc. [HCC]

AESI (HOLDINGS) II, L.P.

By:	AES Advisors II, L.P.
its general partner

	By:	AES Advisors II GP, LLC
its general partner

		By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO EUROPEAN STRATEGIC MANAGEMENT, L.P.

By:	Apollo European Strategic Management GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO EUROPEAN STRATEGIC MANAGEMENT GP, LLC

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO CENTRE STREET PARTNERSHIP, L.P.

By:	Apollo Centre Street Advisors (APO DC), L.P.
its general partner

	By:		Apollo Centre Street Advisors (APO DC-GP), LLC
its general partner

		By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO CENTRE STREET MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO CREDIT MASTER FUND LTD.

By:	Apollo ST Fund Management LLC
its investment manager

	By:		/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO CREDIT STRATEGIES MASTER FUND LTD.

By:	Apollo ST Fund Management LLC
its investment manager

	By:		/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO ST FUND MANAGEMENT LLC

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO ST OPERATING LP

By:	Apollo ST Capital LLC
its general partner

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO ST CAPITAL LLC

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

ST MANAGEMENT HOLDINGS, LLC

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO CREDIT OPPORTUNITY FUND III AIV I LP

By:	Apollo Credit Opportunity Advisors III LP
its general partner

By:	Apollo Credit Opportunity Advisors III GP LLC
its general partner

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO CREDIT OPPORTUNITY MANAGEMENT III LLC

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO FRANKLIN PARTNERSHIP, L.P.

By:	Apollo Franklin Advisors (APO DC), L.P.
its general partner

	By:	Apollo Franklin Advisors (APO DC-GP), LLC
its general partner

		By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO FRANKLIN MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO LINCOLN PRIVATE CREDIT FUND, L.P.

By:	Apollo Lincoln Private Credit Advisors (APO DC), L.P.
its general partner

	By:	Apollo Lincoln Private Credit Advisors (APO DC-GP), LLC
its general partner

		By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO LINCOLN PRIVATE CREDIT MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO SPECIAL OPPORTUNITIES MANAGED ACCOUNT, L.P.

By:	Apollo SOMA Advisors, L.P.
its general partner

	By:	Apollo SOMA Capital Management, LLC
its general partner

		By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO SOMA ADVISORS, L.P.

By:	Apollo SOMA Capital Management, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO SOMA CAPITAL MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO SVF MANAGEMENT, L.P.

By:	Apollo SVF Management GP, LLC
its general partner

/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO SVF MANAGEMENT GP, LLC

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO SPN INVESTMENTS I (CREDIT), LLC

By:	Apollo SPN Investments I, L.P.
its sole member

	By:	Apollo SPN Advisors (APO DC), L.P.
its general partner

		By:	Apollo SPN Capital Management (APO DC-GP), LLC
its general partner

			By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO SPN INVESTMENTS I, L.P.

By:	Apollo SPN Advisors (APO DC), L.P.
its general partner

	By:	Apollo SPN Capital Management (APO DC-GP), LLC
its general partner

		By:		/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO SPN MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

SKSI REAL PROPERTY HOLDINGS LTD.

By:	Apollo SK Strategic Investments, L.P.
its sole shareholder

	By:	Apollo SK Strategic Advisors GP, L.P.
its general partner

		By:		Apollo SK Strategic Advisors, LLC
its general partner

			By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO SK STRATEGIC INVESTMENTS, L.P.

By:	Apollo SK Strategic Advisors GP, L.P.
its general partner

	By:	Apollo SK Strategic Advisors, LLC
its general partner

		By:		/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO SK STRATEGIC MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

VULCAN HOLDINGS, L.P

By:	Apollo Advisors VIII, L.P.
its general partner

	By:	Apollo Capital Management VIII, LLC
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

By:	Apollo ANRP Advisors, L.P.
its general partner

	By:	Apollo ANRP Capital Management, LLC
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO ADVISORS VIII, L.P.

By:	Apollo Capital Management VIII, LLC
its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO CAPITAL MANAGEMENT VIII, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APH HOLDINGS, L.P.

By:	Apollo Principal Holdings III GP, Ltd.
its general partner

	By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO PRINCIPAL HOLDINGS III GP, LTD.

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO ANRP ADVISORS, L.P.

By:	Apollo ANRP Capital Management, LLC
its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO ANRP CAPITAL MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO PRINCIPAL HOLDINGS I, L.P.

By:	Apollo Principal Holdings I GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO PRINCIPAL HOLDINGS I GP, LLC

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

ZEUS INVESTMENTS, L.P.

By:	Apollo Zeus Strategic Advisors, L.P.
its general partner

	By:		Apollo Zeus Strategic Advisors, LLC
its general partner

		By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO ZEUS STRATEGIC ADVISORS, L.P.

By:	Apollo Zeus Strategic Advisors, LLC
its general partner

	By:		/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO ZEUS STRATEGIC ADVISORS, LLC

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APH HOLDINGS (DC), L.P.

By:	Apollo Principal Holdings IV GP, Ltd.
its general partner

	By:		/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO PRINCIPAL HOLDINGS IV GP, LTD.

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO CAPITAL MANAGEMENT, L.P.

By:	Apollo Capital Management GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO CAPITAL MANAGEMENT GP, LLC

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President